Exhibit 99.1


PRESS RELEASE
-------------
Reckson Associates Realty Corp.
225 Broadhollow Road
Melville, New York 11747
(631) 694-6900 (Phone)
(631) 622-6790 (Facsimile)
Contact:  Scott Rechler, Co-CEO
          Michael Maturo, CFO
________________________________________________________________________
FOR IMMEDIATE RELEASE
----------------------

               Reckson Associates Realty Corp. Provides Data on
               ------------------------------------------------
                           Leases with WorldCom/MCI
                           ------------------------

(Melville, New York, June 28, 2002) - Reckson Associates Realty Corp. (NYSE:
RA) today provided detail on the Company's leases with WorldCom/MCI and its affiliates. The Company leases approximately 547,000 square feet to WorldCom/MCI in 15 buildings located throughout the Company's New York Tri-State area portfolio. The total annualized base rental revenue from these leases amounts to approximately $12.4 million, or 2.5%, of the Company's total annualized rental revenue, making it the Company's second largest tenant based on rental revenue contribution on a consolidated basis. Total annualized escalation and reimbursement revenue related to the WorldCom/MCI leases amounts to $3.2 million, or 0.7% of total annualized rental revenue.

Set forth in the tables below are certain qualitative and quantitative metrics relating to the WorldCom/MCI leases and the relevant submarkets.


WorldCom/MCI occupancy by submarket:

-------------------------- ---------- ----------------------- ----------------- ---------------- -----------------------
Submarket                    # Of      WorldCom/MCI Square         Lease          Annualized     Annualized Escalation
                            Bldgs.             Feet             Expirations       Base Rental      and Reimbursement
                                                                                    Revenue          Rental Revenue
-------------------------- ---------- ----------------------- ----------------- ---------------- -----------------------
Westchester:
     Eastern                   4             300,000             2006-2007       $5.7 Million         $2.5 Million
     White Plains              2              19,800             2002-2007       $0.4 Million              -
-------------------------- ---------- ----------------------- ----------------- ---------------- -----------------------
Long Island: (a)
     Central Nassau            2             165,000             2004-2010       $4.6 Million         $0.4 Million
-------------------------- ---------- ----------------------- ----------------- ---------------- -----------------------
New York City:
     Downtown                  1              34,900             2002-2006       $0.8 Million         $0.1 Million
     Midtown                   3              10,400             2004-2006       $0.5 Million         $0.1 Million
-------------------------- ---------- ----------------------- ----------------- ---------------- -----------------------
Connecticut:
     Stamford                  3              16,600             2005-2011       $0.4 Million         $0.1 Million
-------------------------- ---------- ----------------------- ----------------- ---------------- -----------------------


(a) Includes one lease encompassing approximately 37,000 square feet with annualized rental revenue of approximately $1.2 million in one of the Company's 51% owned joint venture properties.


Class A office occupancy data by affected submarkets:

-------------------------- ----------------------- ----------------------- ----------------- ------------------
Submarket                      March 31, 2002          March 31, 2002       Total RA Space      Total Space
                              RA Occupancy in        Submarket Class A        in Class A         in Class A
                                 Submarket          Overall Vacancy Rate(a)    Submarket        Submarket (a)
-------------------------- ----------------------- ----------------------- ----------------- ------------------
Westchester:
     Eastern                       98.8%                   10.5%               541,884           5,912,918
     White Plains                  96.1%                   23.6%               668,916           5,175,796
-------------------------- ----------------------- ----------------------- ----------------- ------------------
Long Island:
     Central Nassau                96.8%                   10.0%              1,531,021          4,047,802
-------------------------- ----------------------- ----------------------- ----------------- ------------------
New York City:
     Downtown                      96.2%                   12.5%                 466,226        45,375,476
     Midtown                       97.8%                    8.4%              3,032,167        180,177,896
-------------------------- ----------------------- ----------------------- ----------------- ------------------
Connecticut:
     Stamford                      93.9%                   13.7%              1,123,915          5,417,760
-------------------------- ----------------------- ----------------------- ----------------- ------------------


(a) Source:  Cushman & Wakefield



Description of WorldCom/MCI uses by submarket:

------------------------------------------ ------------------------------------------------- ----------------
Type of Use                                Submarket(s)                                        Square Feet
------------------------------------------ ------------------------------------------------- ----------------
Call Center                                Central Nassau - LI                                       127,800
------------------------------------------ ------------------------------------------------- ----------------
Switch and Equipment                       Eastern - WC, Central Nassau - LI,                         34,100
                                           Stamford - CT, Downtown and Midtown - NYC
------------------------------------------ ------------------------------------------------- ----------------
Sales Offices                              Central Nassau - LI                                        37,300
------------------------------------------ ------------------------------------------------- ----------------
Executive Offices                          Eastern and White Plains - WC,                            227,500
                                           Downtown - NYC
------------------------------------------ ------------------------------------------------- ----------------
Telecom Sales Offices                      Eastern - WC                                               30,000
------------------------------------------ ------------------------------------------------- ----------------
Telecom Executive Offices                  Eastern - WC                                               90,000
------------------------------------------ ------------------------------------------------- ----------------


All of WorldCom/MCI's leases with Reckson are current on base rental payments through June 30, 2002. The Company holds security deposits in the amount of approximately $863,000 relating to these leases. As of June 28, 2002, there is approximately $192,000 of expense reimbursements billed but not yet paid.

In addition, Reckson is providing detail on the Company's largest 25 tenants by consolidated base rental revenue.


Top 25 Tenants:

------------------------------------------ ---------------------- ------------------ -----------------------
Tenant Name                                     Tenant Type          Square Feet        Percent of Total
                                                                                           Annualized
                                                                                         Rental Revenue
------------------------------------------ ---------------------- ------------------ -----------------------
Debevoise & Plimpton (a)                          Office                    465,420           5.1%
------------------------------------------ ---------------------- ------------------ -----------------------
WorldCom/MCI (a)                                  Office                    547,018           2.5%
------------------------------------------ ---------------------- ------------------ -----------------------
Shulte Roth & Zabel (a)                           Office                    230,621           2.2%
------------------------------------------ ---------------------- ------------------ -----------------------
American Express (a)                              Office                    238,261           1.5%
------------------------------------------ ---------------------- ------------------ -----------------------
Banque Nationale De Paris (a)                     Office                    144,334           1.4%
------------------------------------------ ---------------------- ------------------ -----------------------
HQ Global Workplaces (a)                     Office/Industrial              201,900           1.3%
------------------------------------------ ---------------------- ------------------ -----------------------
Bell Atlantic                                     Office                    208,661           1.1%
------------------------------------------ ---------------------- ------------------ -----------------------
DraftWorldwide (a)                                Office                    124,008           1.1%
------------------------------------------ ---------------------- ------------------ -----------------------
Kramer Levin Naftalis & Frankel LLP (a)           Office                    140,892           1.1%
------------------------------------------ ---------------------- ------------------ -----------------------
United Distillers                                 Office                    137,918           0.8%
------------------------------------------ ---------------------- ------------------ -----------------------
State Farm (a)                                    Office                    142,650           0.8%
------------------------------------------ ---------------------- ------------------ -----------------------
Waterhouse Securities                             Office                    127,143           0.8%
------------------------------------------ ---------------------- ------------------ -----------------------
Prudential (a)                                    Office                    219,416           0.7%
------------------------------------------ ---------------------- ------------------ -----------------------
Novartis (a)                                      Office                    150,747           0.7%
------------------------------------------ ---------------------- ------------------ -----------------------
Metromedia Fiber Network Inc.                     Office                    112,075           0.6%
------------------------------------------ ---------------------- ------------------ -----------------------
D.E. Shaw                                         Office                     89,526           0.6%
------------------------------------------ ---------------------- ------------------ -----------------------
JP Morgan Chase Bank (a)                          Office                     69,527           0.6%
------------------------------------------ ---------------------- ------------------ -----------------------
Vytra Healthcare                                  Office                    105,612           0.6%
------------------------------------------ ---------------------- ------------------ -----------------------
Hoffman-La Roche Inc.                             Office                    120,736           0.6%
------------------------------------------ ---------------------- ------------------ -----------------------
Heller Ehrman White & McAuliffe LLP               Office                     54,815           0.5%
------------------------------------------ ---------------------- ------------------ -----------------------
Practicing Law Institute                          Office                     62,000           0.5%
------------------------------------------ ---------------------- ------------------ -----------------------
Estee Lauder                                    Industrial                  370,000           0.5%
------------------------------------------ ---------------------- ------------------ -----------------------
National Health Lab Inc.                          Office                    108,000           0.5%
------------------------------------------ ---------------------- ------------------ -----------------------
Lockheed Martin Corporation                       Office                    123,554           0.5%
------------------------------------------ ---------------------- ------------------ -----------------------
Radianz U.S. No.2 Inc.                            Office                    130,009           0.5%
------------------------------------------ ---------------------- ------------------ -----------------------



(a) Part or all of space occupied by tenant is in a 51% or more owned joint venture building.

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) specializing in the acquisition, leasing, financing, management, and development of office and industrial properties.

Reckson's core growth strategy is focused on the markets surrounding and including New York City. The Company is one of the largest publicly traded owners, managers and developers of Class A office and industrial properties in the New York Tri-State area, with 181 properties comprised of approximately
20.5 million square feet either owned or controlled. For additional information on Reckson Associates Realty Corp., please visit the Company's web site at www.reckson.com.


Certain matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the Securities and Exchange Commission and undertakes no responsibility to update or supplement information contained in this press release that subsequently becomes untrue.
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